This Lease, dated the 5th day of December 1997 Between GABELLI FUNDS, INC., a New York corporation,

                                    Hereinafter referred to as the Landlord, and

LYNCH CORPORATION, an Indiana corporation,

                                          Hereinafter referred to as the Tenant,
WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the City of Rye, County of Westchester and State of New York

The space in a building located at 401 Theodore Fremd Avenue identified by the cross-hatching on Exhibit A attached hereto and made a part hereof (the "Premises")





            The term of this demise shall be as provided in Article 30.


            The rent for the demised term shall be as provided in Article 31.





            The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows: provided in Article 31





            At the office of Landlord
            Or as may be otherwise directed by the Landlord in writing.

               THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

            First.--The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.


            Second.--The Tenant covenants and agrees to use the demised premises as

                             Provided in Article 33

And agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

            Third.--The Tenant shall, and without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorize3d to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

            Fourth.--The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon.

            Fifth.--The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised pr3emises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter.

            Sixth.--In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

            Seventh.--The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

            Eighth.--The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

            Ninth.--Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as provided in Articles 41 and 42.

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

            Tenth.--The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

            Eleventh.--In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

            Twelfth.--The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

            Thirteenth.--No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

            Fourteenth.--This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

            Fifteenth.--In the event of the sale by the Landlord of the demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

            Sixteenth.--The   rules  and   regulations   regarding  the  demised
premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

            Seventeenth.--In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

            Eighteenth.--All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

            Nineteenth.--It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

            Twentieth.--In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

            Twenty-first.--If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

            Twenty-second.--The Tenant has this day deposited with the Landlord the sum of $7,567.50 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

            Twenty-third.--Any dispute arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

            Twenty-fourth.--No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

            Twenty-fifth.--The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

            Twenty-sixth.--All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

            Twenty-seventh.--This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

            Twenty-eighth.--This instrument may not be changed orally

RIDER ANNEXED TO AND MADE PART OF LEASE DATED DECEMBER 5, 1997

BETWEEN GABELLI FUNDS, INC., LANDLORD,

AND LYNCH CORPORATION, TENANT


The provisions of this Rider shall supersede any inconsistent provisions contained elsewhere in this Lease.

29.         USE OF COMMON AREAS.

The use and occupation by Tenant of the Common Areas of the Premises includes the license to use, in common with others, the common areas of the building at 401 Theodore Fremd Avenue, Rye, New York (the "Building"). Common areas include employees' and customer parking areas, service roads, loading facilities, truck service ways, service corridors and entries, sidewalks, malls, courts, grass areas and other areas designated from time to time by Landlord for the common use of tenants in the Building ("Common Areas"), subject to the terms and conditions of this Lease and rules and regulations as Landlord may adopt.

30.         TERM.

The term of this Lease shall commence on December 5, 1997 (the "Commencement Date") and terminate at 12:00 midnight five (5) years thereafter (the "Termination Date"), unless earlier terminated or extended as provided hereunder.

31.         RENT.

During the Term of this Lease, Tenant agrees to pay to Landlord each month as rent, without prior notice or demand as provided below, the sum of Seven Thousand Five Hundred Sixty-Seven and 50/100 Dollars ($7,567.50) ("Monthly Rent"). Monthly Rent shown above shall be paid by Tenant in advance, in the amount shown above, on or before the first calendar day of each month during the Term hereof. Monthly Rent for any period during the Term hereof which is for less than one (1) month shall be a pro-rated portion of the Monthly Rent, based upon a thirty (30) day month. Monthly Rent shall be paid by Tenant to Landlord, without any abatement, deduction or offset in lawful money of the United States of American which shall be legal tender at the time of payment and shall be paid at Landlord's office at One Corporate Center, Rye, New York or to such other person or at such other place as Landlord may from time to time designate in writing.

No Rent shall be due until the date that is six (6) months after the Commencement Date.

32.         ADDITIONAL RENT.

In addition to Monthly Rent, Tenant shall pay as further additional rent ("Additional Rent") a proportion of the expenses incurred by Landlord for HVAC, utilities (with the exception of electricity), janitorial expenses, Common Areas maintenance, taxes, insurance, administrative fees and other operational expenses related to the Premises, Building and Common Areas (collectively, "Operating Expenses") which exceed the Operating Expenses in the "Base Year" (the "Operating Expense Increase"). Operating Expenses shall exclude the following: (i) depreciation and amortization of the building or any improvements, equipment, or other property location on the land; (ii) franchise or income taxes imposed upon Landlord and estate or inheritance taxes and any penalties or late charges; (iii) debt service on mortgages affecting the Building or the land or charges associated with such debts; (iv) leasing commissions; (v) capital improvements; (vi) salaries of personnel above the grade of property manager and such property manager's supervisor; (vii) any expense for which Landlord is otherwise compensated through the proceeds of insurance or is otherwise compensated by any tenant (including Tenant) of the Building for services in excess of the services Landlord is obligated to furnish to Tenant hereunder; and (viii) legal fees incurred in connection with any negotiation of any space lease in the Building. The "Base Year" shall mean the calendar year commencing January 1, 1998. "Taxes" shall mean all real estate taxes, sewer rates and charges, assessed, levied or imposed upon the Building and all assessments (other than those specified in this Section), transit taxes or other Governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, assessed, levied or imposed upon the Building. Tenant's proportion of the Operating Expense Increase shall be 8.89%.

Landlord may at its option, at any time or from time to time, submit to Tenant, Landlord's estimate of the Operating Expense Increase which will become due and payable pursuant to this Section during any Lease Year. A lease year shall be each calendar year during the term ("Lease Year"). Tenant shall pay such estimated operating Expense Increase monthly with each Monthly Rent payment. Within 120 days after the expiration of each Lease Year, Landlord shall furnish Tenant a statement setting forth the aggregate amount of the Operating Expenses for such Lease Year (the "Operating Statement"). If the actual Operating Expense Increase is more than the amount estimated by Landlord, Landlord shall bill Tenant for the difference between the actual amount and the estimated amount. Payments by either party to reconcile the amounts shall be made within thirty
(30) days after receipt of the Operating Statement from Landlord.

33.         USE.

Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring to keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Building, Premises or Common Areas.

34.         COMPLIANCE WITH LAW.

Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereinafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises. Without limiting the foregoing, Tenant shall comply with all requirements of the Americans with Disabilities Act of 1990 (the "ADA") and any subsequent related legislation as such relates to the Premises.
Notwithstanding the foregoing, Tenant shall not be required to make any improvements to the Premises in order to bring the

Premises into compliance with any law, statute, ordinance or governmental rule or regulation, except to the extend that any non-compliance was caused directly or indirectly by Tenant.

Tenant further represents and warrants that it shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release, or discharge any "Hazardous Material" upon or about the Building, Common Areas and Premises, nor permit Tenant's employees, agents, representatives, contractors, or invitees to engage in such activities. The term "Hazardous Material" for purposes of this Lease shall mean any chemical, substance, material, pollutant, contaminant or waste or component thereof which is now or hereafter listed, defined, or regulated as a hazardous or toxic chemical, substance, material, pollutant, contaminant or waste or component thereof by any federal, state, or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of any material safety data sheet.

The foregoing provisions shall not, however, prohibit the transportation to and from, and use, storage, maintenance, and handling within, the Premises of substances customarily used in offices (or in such other business or activity expressly permitted to be undertaken in the Premises under the terms and conditions of this Lease) which are Hazardous Materials, provided: (I) such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable law and the manufacturers' instructions therefor;
(ii) such substances shall not be disposed of, released, or discharged in the Building or its surrounding areas and shall be transported to and from the Premises in compliance with all applicable laws and as Landlord shall reasonably require; (iii) if any applicable law requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site and shall ensure that disposal occurs frequently to prevent unnecessary storage of such substances in the Premises; and (iv) any remaining such substances shall be completely, properly and lawfully removed from the Building and Premises upon expiration or earlier termination of this Lease.

If any Hazardous Material is released, discharged, or disposed of by Tenant or their employees, agents representatives, contractors, or invitees on or about the Building, Common Areas or Premises in violation of the foregoing provisions, Tenant shall immediately, properly, and in compliance with applicable laws clean up and remove the Hazardous Material from the affected areas and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense. Such clean up and removal work shall be subject to Landlord's prior written approval (except in emergencies) and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Section within five (5) days after written notice by Landlord, or such shorter time as may be required by law or in order to minimize any hazard to persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable law).

Tenant shall promptly notify Landlord of any enforcement, clean up, or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property and any release, discharge, or nonroutine, improper, or unlawful disposal or transportation of any Hazardous Material on or from the Premises. Tenant shall indemnify and hold harmless Landlord (its officers, directors, employees and representatives) from and against any loss, costs, damages, liability or expenses (including attorneys' fees and disbursements) arising by reason of any clean up, removal, remediation, detoxification action or any other activity required of any of such indemnified parties by any government authority as a result of the presence in or about the Building or the Premises of any Hazardous Materials caused by or resulting from any act or omission of Tenant occurring after the date hereof. The foregoing covenants and indemnity shall survive the expiration of any termination of this lease.

35.         TENANT IMPROVEMENTS.

All Tenant improvements shall be made by Tenant, at Tenant's cost, in a good and workmanlike manner with contractors and plans and specifications approved in advance in writing by Landlord. Tenant shall assume complete responsibility for the acts or omissions of Tenant's contractors and Tenant shall indemnify Landlord or any other tenant from damage, liability or costs incurred resulting from the acts or omissions of Tenant's contractors.

36.         ALTERATIONS AND ADDITIONS.

Except as otherwise provided in this Lease, Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the prior written consent of Landlord, including, but not limited to, wall covering, paneling and built-in cabinet work, excepting movable furniture and trade fixtures, which shall on the expiration of the Term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises, unless Landlord requires that such alterations, additions or improvements should be removed, in which case Tenant shall, at Tenant's cost, diligently remove with alterations, additions or improvements and restore Premises to same condition as at the commencement of the Lease. Landlord agrees that it will not unreasonably withhold its consent to any non-structural alterations that Tenant wishes to make to the Premises, provided such alterations are completed in compliance with all applicable laws, codes and regulations and the materials used are of a quality equal to or better than building standard for the Building and do not materially adversely affect the building systems. Any request for Landlord's consent to alterations, additions or improvements shall be in writing and shall include complete plans and specifications detailing the contemplated work. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. All such alterations shall be made in accordance with all applicable laws, rules, regulations, and ordinances. Prior to Tenant's occupancy of the Premises, Tenant shall deliver to Landlord a Certificate of Occupancy for the Premises, provided, that such Certificate of Occupancy may be a temporary Certificate of Occupancy.

37.         LIENS.

Tenant shall keep the Premises and the Building free from any liens arising out of any improvements made, services performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide the Landlord, at Tenant's sole cost and expense a lien and completion bond in an amount equal to one and one-half (1.5) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmens' liens and to insure completion of the work. If any lien is placed upon the Premises, the Building or the Common Areas resulting from the work commissioned by Tenant, Tenant shall immediately pay and discharge such lien.

38.         MAINTENANCE AND REPAIRS.

By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good condition and repair. Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Further, the repair and maintenance of any auxiliary or supplementary heating, venting or air-conditioning units or equipment, plumbing fixtures, serving only the Premises shall be the Tenant's responsibility. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance agreed to herein unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building, the Premises, or the Common Areas or in or to fixtures, appurtenances and equipment therein.

Except as specifically provided in this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Building, the Premises or the Common Areas except as specifically herein set forth.

Except as provided herein, Tenant shall repair and maintain the interior and interior surfaces of the Premises (including the walls, ceilings, floor coverings, and windows and doors adjoining, or used exclusively in connection with, the Premises) in good, clean condition, ordinary wear and tear and damage caused by Landlord excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear excepted.

39.         INDEMNIFICATION; HOLD HARMLESS.

Tenant shall indemnify and hold Landlord (its officers, directors, employees and representatives) harmless from and against any and all liability or costs resulting from Tenant's (its employees', agents', representatives', contractors' or invitees') negligence or intentional wrongful acts; the conduct of Tenant's business; the performance or breach of Tenant's obligations under this Lease; any infringement upon the rights of third parties; and/or the use or occupancy of the Building, the Premises or the Common Areas. Tenant shall promptly notify Landlord, in writing, of any complaints, claims, demands or legal proceedings against it relating to the Building, Premises or Common Areas that could invoke this indemnification. Landlord reserves the right to retain counsel of its choice, at Tenant's expense, to defend against any such claims or actions. This indemnification and hold harmless shall survive the termination of this Lease.

40.         INSURANCE; SUBROGATION.

Tenant shall maintain, at Tenant's cost, the following insurance coverage during the Term of this Lease which policy or policies shall name the Landlord, the owner of the Building and its managing agent as additional insureds:

            a) Commercial General Liability (Including property damage liability)

                    Limit: One million dollars ($1,000,000) per occurrence Two million dollars ($2,000,000) aggregate

            b) Personal Property (Covering owned assets)

                    Limit: Replacement Cost with eighty percent (80%) coinsurance

            c) Any other insurance required by law.

Landlord or the owner of the Building shall maintain the following insurance coverage during the Term of this Lease:

            a) Fire and Extended Coverage on the Building and its fixtures, including but not limited to the Premises and its improvements
               - All Risks Broad Basis

                    Limit: Replacement Cost with ninety percent (90%) coinsurance

            b) Boiler and Machinery - All Risks Covering All Eligible Machinery

                    Limit: Replacement Cost with ninety percent (90%) coinsurance

            c) Commercial  General Liability  (Including  property damage and fire legal liability covering Landlord and any party managing the Building or Premises for Landlord)

                    Limit: One million dollars ($1,000,000) per occurrence Two million dollars ($2,000,000) aggregate

            d) Any other insurance required by law.

Such insurance shall be placed with carriers licensed to do business in the State of New York. Each party shall provide the other party with a current certificate of insurance evidencing such insurance. Each party hereby waives any claims which it may have against the other party to this Lease for losses to its property sustained by it and caused by or attributable to, or allegedly caused by or attributable to the other party to the extend that the loss is paid by such insurance. Each party shall obtain any special endorsements, if required by its insurer, necessary to evidence compliance with the aforementioned waiver.

41.         SERVICES AND UTILITIES.

Provided that Tenant is not in default hereunder, Tenant shall have access to and Landlord agrees to furnish to the Premises or where applicable the Building and Common Areas subject to the rules and regulations of the Building and during normal business hours, as defined below, all utilities, hot and cold water, heating, cooling, temperature control, air movement, ventilation and filtration; security services and life safety devices in compliance with applicable city, state or federal codes for the Building itself, not the Premises; landscaping, snow and ice removal; elevator service; rest room supplies; light bulbs; vermin control; and janitorial services required in Landlord's reasonable judgment for the comfortable use and occupation of the Premises. All such services shall be suitable and comparable to services provided to comparable local buildings. Upon Tenant's request, Landlord shall provide essential services at time other than Tenant's normal business hours, provided, however, that Tenant shall pay for such additional services. Landlord shall also maintain and keep lighted the common stairs, common entries and rest rooms in the Building. Landlord shall not be liable for, and Tenant shall not be entitles to, any reduction of Rent by reason of Landlord's failure to furnish any of the foregoing. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generation machines or equipment other than normal office equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including, the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant's normal business hours shall be Monday through Friday 8:00 a.m. to 6:00 p.m.

42.         ELECTRICITY.

      A. Subject to the provisions of this Article, Landlord shall cause to be furnished to Tenant the electric energy that Tenant shall require in the Premises. Such electric energy shall be furnished to Tenant through the existing electric energy system for Tenant's reasonable use in connection with its use of the Premises for general office purposes. Such lighting electric fixtures, appliances and equipment other than those normally provided for in the use of the Premises for general office purposes may be installed by Tenant in the Premises as Landlord shall permit, which permission shall not be unreasonably withheld or delayed. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility supplying the Center with electric energy or for any other reason not attributable to Landlord.

      B. Prior to the installation of a submeter with respect to the Premises, Tenant's consumption of electric energy shall be measured by calculating the Tenant's proportionate share (based on useable square feet) of all charges (including fuel adjustment factor, surcharges, meter reading charges) for electricity furnished to the Building, including taxes on the same. Upon installation of a submeter with respect to the Premises, Tenant's consumption of electric energy shall be measured by submeter, to be installed by Landlord at Tenant's sole cost and expense. Tenant shall pay for the cost of repairs and maintenance to the submeter. When more than one meter measures the service of Tenant, the service rendered through each meter shall be computed and billed conjunctively as if one meter measured Tenant's usage in accordance with this paragraph. Tenant shall purchase electric energy measured in accordance with the foregoing provisions from Landlord and shall, within five (5) days after demand (accompanied by Landlord's computation of the amount then due), pay to Landlord monthly when billed all charges for Tenant's consumption of electric energy, plus an amount for Landlord's administrative costs equaling 5% of the monthly electricity charge. In no event, however, shall Tenant's monthly electricity charges be less than $830.41. Tenant shall comply with the rules, regulations, terms and conditions, if any, applicable to service, equipment, wiring, and changes in requirements in accordance with the requirements of the public utility supplying electric energy to the Building in the same manner as if Tenant was serviced directly by such utility. If any tax (other than tax based on income) is imposed upon Landlord's receipt from the sale or resale of electric service to Tenant by any federal, state, or municipal authority,

            Tenant agrees that, where permitted by law, Tenant's proportionate share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant.

      C. In addition to paying for Tenant's entire supply of electric current, Tenant agrees to pay, as additional rent, Tenant's proportionate share of the cost of all charges (including fuel adjustment factor, surcharges, meter reading charges) for electricity furnished to the Common Areas, including the taxes on the same.

      D. In no event shall Tenant's monthly electricity charges under Paragraphs B and C above be less than $1,051.04.

43.         PERSONAL PROPERTY TAXES

Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant's equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

44.         RULES AND REGULATIONS.

Tenant shall faithfully observe and comply with all of the rules and regulations ("Rules") that Landlord shall from time to time promulgate. A copy of such Rules which is current as of the execution of this Lease is attached as Exhibit B, which is specifically incorporated herein. Landlord reserves the right from time to time to make additions, modifications and or deletions ("Changes") to said Rules. The Changes to the Rules shall be binding upon Tenant upon delivery of a copy of such Changes to Tenant. Landlord does not guarantee compliance by others or uniform application of the Rules and Landlord shall not be responsible to Tenant for the failure of such compliance or uniform application. If there is any inconsistency between the Rules, the Changes and this Lease, this Lease shall control.


45.         ENTRY BY LANDLORD.

Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers or Tenants, to post notices, and to alter, improve or repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance(s) to the Premises shall not be blocked thereby; and further providing that the business of the

Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, and any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by and of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

46.         CASUALTY LOSS; RECONSTRUCTION.

In the event the Premises or the Building is damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction is less than ten percent (10%) of the then full replacement cost of the Premises or the Building, as the case may be. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Rent to be proportionately reduced; or (2) to give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) days after such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said termination.

Landlord shall not be liable for any damage to property entrusted to Landlord, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place resulting from dampness or any other cause whatsoever, unless solely caused by the negligence or intentional wrongful acts of Landlord. Landlord shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

Landlord shall not be required to repair any injury or damage by fire or any cause, or to make any repairs or replacements, of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant. The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.




47.         DEFAULT.

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant ("Event of Default"):

      A. The vacating, abandonment or failure by Tenant to use the Premises for the intended use as specified in this Lease;

      B. The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant;

      C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, including, without limitation, Section 51 hereof, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if both parties agree that the nature of the default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

      D. The making by Tenant of any general assignment or general arrangement for the benefit of its creditors; or the filing by or against Tenant of a petition to have Tenant adjudged as bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease, where possession is not restores to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.


48.         REMEDIES UPON DEFAULT.

Upon the occurrence of any Event of Default by Tenant, Landlord may, at its sole discretion and at any time thereafter with three (3) days prior written notice and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

      A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including but not limited to Rent for the Term of the Lease; the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; the unamortized cost of Tenant Improvements, reasonable attorneys' fees; and any real estate commission actually paid. Upon recovery of the Premises, Landlord may at its sole discretion, use its best efforts to relet the Premises at a comparable or market rent thereby mitigating damages hereunder.

      B. Pursue any other remedy now or hereafter available to Landlord under federal or state (in which the Premises are located) statutory or common law; and/or

      C. Accelerate all Monthly Rent due for the balance of the Term of this Lease and declare the same to be immediately due and payable upon default by Tenant.

49.         FORCE MAJEURE.

In the event that either party is unable to perform any of its obligations under this Lease (other than the obligation to pay money) because a force majeure event (also known as an "Act of God"), the party who has been so affected shall immediately give notice to the other party and shall do everything possible to meet the obligations under this Lease or resume performance. If the period of non-performance exceeds thirty (30) days from receipt of such notice, the party whose ability to perform has not been so affected may by giving written notice, terminate this Lease.

50.         EMINENT DOMAIN.

If all or substantially all of the Building, the Common Areas or the Premises are temporarily or permanently taken by power of eminent domain or condemnation, Landlord shall notify Tenant and this Lease shall terminate at the option of Landlord or Tenant as of the date of such taking. If part of the Building, the Common Areas or the Premises is taken, Landlord shall have the option to terminate this Lease or make such repairs necessary to restore the Building, the Common Areas or the Premises as nearly as possible to its original condition, during which period Rent shall abate proportionately.

51.         ESTOPPEL CERTIFICATE.

As requested by Landlord, Tenant shall, within ten (10) days of Landlord's request, execute and deliver to Landlord a written statement certifying:



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      A.    The date the Term of this Lease commences or terminates;

      B. The fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect and stating the date and nature of such modifications);

      C.    The date to which the Rent under this Lease has been paid; and

      D. That there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement.

Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

52.         TENANT'S REMEDIES.

Tenant specifically agrees to look solely to Landord's (or Landlord's successor's) interest in the Building for the recovery of any judgment from Landlord, it being agreed that Landlord (and if Landlord is a partnership, its general or limited partners, or if Landlord is a corporation, its directors, officers or any successors in interest) shall never be personally liable for any such judgment. As such, Tenant expressly waives any and all rights to proceed against any such partners, directors, officers or successors in interest.

53.         QUIET POSSESSION.

Upon Tenant paying the Rent hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all the provisions of this Lease.

54.         LATE CHARGES

Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or trust dees covering the Premises. Accordingly if any installment of Rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.


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
55.         SUBORDINATION, ATTORNMENT.

Upon request of the Landlord, Tenant will, provided that the mortgagee, trustee, beneficiary or other lender has agreed not to disturb Tenant's possession as long as Tenant is not in default, in writing subordinate its rights hereunder to the lien of any mortgage or mortgages or deed or deeds of trust to any lender or the lien resulting from any other method of financing or refinancing now or hereafter in force against the land and/or Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

56.         SIGNS.

Tenant may be permitted to place any signs, at Tenant's expense, on the Premises after obtaining the prior written consent of Landlord. Tenant may erect and maintain only such signs as Landlord has or may approve. Tenant shall submit to Landlord detailed drawings of proposed sign(s) for review and approval by Landlord prior to erecting or installing sign(s). Tenant shall keep any sign(s) insured and shall maintain sign(s) in good condition, repair and operating order at all times. All signs of Tenant and all signs utilized by Tenant shall be professionally lettered, in good taste, and shall conform to the standards of design, notif, and decor from time to time as established by Landlord for the Building.

57.         RIGHT TO RELOCATE TENANT.

Landlord  shall have the right,  at its sole  option,  upon not less than thirty
(30) days prior written notice to Tenant, to relocate Tenant to substitute space ("Substitute Space") within the Building. Such Substitute Space shall contain at least as much rentable and contiguous area and constitute reasonably comparable space as the Premises. If tenant is already in possession of the Premises, Landlord shall reimburse Tenant for all reasonable moving and relocation expenses ("Moving Expenses") that are customarily incurred in such a relocation. These Moving Expenses typically include charges for moving equipment and supplies, telephone lines and new stationery. Tenant shall maintain receipts of all such Moving Expenses in such form and detail as Landlord shall direct. All the terms and conditions of this Lease shall remain in full force and effect and the Substitute Space shall be considered to be the Premises.

The exercise by Landlord of this right to relocate Tenant shall not be deemed to be a breach of the Lease, nor an actual or constructive eviction nor a disturbance of Tenant's right to quiet possession. Tenant specifically acknowledges this right of Landlord and understands that it might be exercised during the Term of Tenant's Lease. Should Tenant refuse to relocate as directed by Landlord, then Landlord shall


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have the right to cancel and terminate this lease effective sixty (60) days from the original notification by the Landlord.

58.         BROKERS.

Tenant warrants that it has had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease and it knows of no real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant will indemnify and hold Landlord harmless from and against any other claims, suite or demands for such brokers' fees or charges.



59.         DRAFTING; INTERPRETATION.

Should any provision of this Lease require judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering this Lease shall not apply the presumption that the terms of this Lease shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the document. The parties acknowledge that all parties hereto have participated in the preparation of this Lease either through drafting or review and that each party has had full opportunity to consult legal counsel of its choice before the execution of this Lease.

60.         CHOICE OF LAW.

This Lease shall be governed by the laws of the State of New York.

61.         NOTICES.

All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by certified mail, return receipt requested, overnight courier or facsimile transmission (provided a hard copy is mailed on the date of transmission) addressed to the parties at the following addresses:

            To Landlord:            Gabelli Funds,
                                    One Corporate Center
                                    Rye, New York   10580

                                    Attention:  Stephen G. Bondi
                                    Telephone:  (914) 921-5145
                                    Facsimile:  (914) 921-5392

            To Tenant:              Lynch Corporation
                                    Eight Sound Shore Drive
                                    Greenwich, Connecticut   06830

                                    Attention:  Robert E. Dolan
                                    Telephone:  (203) 629-3333
                                    Facsimile:  (203) 629-3718

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

Notices shall be deemed given on the day received by facsimile transmission, on the first business day after delivery to an express courier, or on the third day after mailing.

62.         COUNTERPARTS.

This Lease may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

63.         ENTIRE AGREEMENT; MODIFICATION

This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

64.         SEVERABILITY.

Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

65.         MARGINAL HEADINGS.

The marginal headings and other titles of this Lease and not a substantive part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

66.         PLANNING COMMISSION RESOLUTION #18-84.

Attached hereto as Exhibit C is a copy of Planning Commission Resolution #18-84, dated September 11, 1984, as supplemented by Planning Commission Resolution 18-90, dated June 26, 1990 (collectively, the "Resolution"), the terms and conditions of which are incorporated herein by this reference. Tenant shall comply with all of the terms and conditions of the Resolution, and failure to do so shall constitute an Event of Default hereunder. The total number of usable square feet in the Premises is 3986, and the total number of persons that may be employed and usually present in the Premises at any time under this Lease shall not exceed 22 persons. Landlord agrees that 15 parking spaces on the property on which the Building is located shall be made available to Tenant for employee and guest parking.

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